                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12

                        GENEREX BIOTECHNOLOGY CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     ______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         ______________________________________________________________
         2) Aggregate number of securities to which transaction applies:

         ___________________________________________________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         __________________________________________________
         4) Proposed maximum aggregate value of transaction:

         __________________________________________________
         5) Total fee paid:

         __________________________________________________

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:
    ---------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:
    ---------------------------------------------------------------------------
    3) Filing Party:
    ---------------------------------------------------------------------------
    4) Date Filed:
    ---------------------------------------------------------------------------

                        GENEREX BIOTECHNOLOGY CORPORATION
                                33 Harbour Square
                                    Suite 202
                        Toronto, Ontario, Canada M5J 2G2

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 4, 2003

Dear Stockholder:

You are cordially invited to attend the special meeting of stockholders of Generex Biotechnology Corporation ("Generex") that will be held on November 4, 2003, at 10:00 a.m. (local time), at St. Lawrence Hall, 157 King Street East, Toronto, Ontario, Canada M5E 1C4, for the following purposes, as set forth in the accompanying proxy statement:

    1. To approve an amendment to Generex's Restated Certificate of Incorporation increasing the number of authorized shares of common stock to 150,000,000;

    2. To authorize the Board of Directors, in the three-month period commencing with the date of the meeting, to issue, without prior stockholder approval, in connection with capital raising transactions, and/or acquisitions of assets, businesses or companies, up to 10,000,000 shares of common stock, including options, warrants, securities or other rights convertible into common stock, in the aggregate, in excess of the number of shares that NASDAQ's Rules 4350(i)(1)(C) and (D) permit Generex to issue in such transactions without prior stockholder approval, issuance of such 10,000,000 shares to be upon such terms as the Board of Directors shall deem to be in the best interests of Generex, for a price of not less than 70% of the market price at the time of such issuance and for an aggregate consideration not to exceed $50,000,000; and

    3. To approve an amendment to the Generex 2001 Stock Option Plan (the "2001 Plan") increasing the number of shares of common stock which may be issued upon exercise of options under the 2001 Plan from 4,000,000 to 8,000,000.

    The Board of Directors has established the close of business on October 10, 2003 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the special meeting and any adjournment or postponement thereof.

    YOU ARE URGED TO REVIEW CAREFULLY THE ACCOMPANYING PROXY STATEMENT AND TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

    You may revoke your proxy at any time before it has been voted. You are cordially invited to attend the special meeting in person if it is convenient for you to do so.

By order of the Board of Directors,

/s/ Rose C. Perri
--------------------------------
Rose C. Perri
Secretary


October 10, 2003

                        GENEREX BIOTECHNOLOGY CORPORATION

                                 PROXY STATEMENT

General Information

    This proxy statement is provided to the stockholders of Generex Biotechnology Corporation ("Generex") in connection with the solicitation by the Board of Directors of Generex of proxies for use at the special meeting of stockholders of Generex to be held on November 4, 2003 at 10:00 a.m. (local time), at St. Lawrence Hall, 157 King Street East, Toronto, Ontario, Canada M5E 1C4, and any adjournments or postponements thereof. A form of proxy is enclosed for use at the special meeting. Proxies properly executed and returned in a timely manner will be voted at the special meeting in accordance with the directions specified therein. If no direction is indicated, they will be voted FOR (1) the amendment to increase the number of authorized shares of common stock to 150,000,000, (2) the proposal to authorize the Board of Directors to issue up to 10,000,000 shares of common stock at less than market price in excess of amounts permitted under Nasdaq rules, and (3) the amendment to the Generex 2001 Stock Option Plan (the "2001 Plan") increasing the number of shares of common stock which may be issued upon exercise of options under the 2001 Plan from 4,000,000 to 8,000,000. The persons named as proxies were selected by the Board of Directors and are present members of the executive management of Generex.

    Any stockholder voting by proxy may revoke that proxy at any time before it is voted at the special meeting by delivering written notice to the Secretary of Generex, by delivering a proxy bearing a later date or by attending the special meeting in person and casting a ballot.

    Generex's principal executive offices are located at 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2, and its telephone number is (416) 364-2551. Proxy materials are first being mailed to stockholders beginning on or about October 14, 2003.

Shares Outstanding, Voting Rights and Vote Required

    Only stockholders of record at the close of business on October 10, 2003 are entitled to vote at the special meeting. The only voting stock of Generex outstanding and entitled to vote at the special meeting is its common stock, $.001 par value per share (the "Common Stock"). As of the close of business on October 10, 2003, 27,612,593 shares of Common Stock were outstanding. Each share of Common Stock issued and outstanding is entitled to one vote on matters properly submitted at the special meeting. Cumulative voting is not permitted under Generex's Restated Certificate of Incorporation.

    The presence, in person or by proxy, of the holders of a majority of the total issued and outstanding shares of Common Stock entitled to vote at the special meeting is necessary to constitute a quorum for the transaction of business at the special meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions will be counted in tabulating votes cast on the proposals presented to stockholders and will have the same effect as negative votes. Broker non-votes will not be counted in tabulating votes cast on the proposals presented to stockholders. Votes cast in person or by proxy at the special meeting will be tabulated by the election inspectors appointed for the meeting.

    Approval of the proposal to amend to the Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the special meeting. Approval of the proposal to authorize the Board of Directors to issue up to 10,000,000 shares of Common Stock at less than market price in excess of amounts permitted under Nasdaq rules and the proposal to amend the 2001 Plan each requires the affirmative vote of a majority of the shares present or represented by proxy at the special meeting and cast on such proposals. The Board of Directors recommends voting FOR the approval of an amendment to Generex's Restated Certificate of Incorporation increasing the number of shares of Common Stock to 150,000,000, the proposal to authorize the Board of Directors to issue up to 10,000,000 shares of Common Stock at less than market price in excess of amounts permitted under Nasdaq rules, and the amendment to the 2001 Plan increasing the number of shares of Common Stock which may be issued upon exercise of options under the 2001 Plan from 4,000,000 to 8,000,000.

                  PROPOSAL TO APPROVE AN AMENDMENT TO GENEREX'S
              RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE
           NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 150,000,000.

                                  (Proposal 1)

         Generex's current Restated Certificate of Incorporation authorizes the issuance of up to 50,000,000 shares, par value $.001 per share, of Common Stock, and 1,000,000 shares of preferred stock, par value $.001. Proposal 1 seeks the approval of Generex's stockholders to amend Generex's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 150,000,000, par value $.001 per share. Under Delaware law, the Certificate of Incorporation cannot be amended without stockholder approval. As of October 3, 2003 Generex had outstanding 27,245,631 shares of Common Stock, and an additional 12,457,994 shares of Common Stock were reserved to be issued pursuant to outstanding stock options and warrants. In addition, Generex has outstanding 1,123 shares of Series A Preferred Stock with an aggregate liquidation preference of $13,492,845. The Series A Preferred Stock may be converted at the option of the holder at any time into an aggregate 533,799 shares of Common Stock. In addition, if any shares of the Series A Preferred Stock remain outstanding on January 16, 2007, Generex is required to redeem them for their liquidation preference, payable in cash or in shares of Generex's Common Stock valued at the fair market value of the stock at the time of redemption. Generex also has outstanding 1,000 shares of Special Voting Rights Preferred Stock.

         The Board of Directors believes that the increase in the number of authorized shares is necessary in order to facilitate Generex's ability to raise capital, to facilitate potential acquisitions and mergers, and to attract qualified employees by offering stock options for shares of Common Stock as incentive compensation for such persons, while meeting Generex's potential responsibility to issue shares upon conversion of or in exchange for the Series A Preferred Stock and upon exercise of outstanding options and warrants. The proposed amendment is necessary to authorize shares that will be available for Generex to issue Common Stock for such purposes without seeking stockholder approval. Generex intends to issue additional shares in private placement transactions to finance its clinical trials and general corporate expenses, and to continue to issue options to employees and options and warrants to consultants. In addition, Generex may issue additional shares in connection with an acquisition, corporate transaction or other business combination if presented with such an opportunity that would be beneficial to Generex. Generex has no binding commitment regarding the issuance of any additional shares in private placements but intends to engage in capital raising transactions from time to time. Generex also intends to respond when appropriate business acquisition opportunities are presented.

         The authorized but unissued shares of Common Stock will be available for issuance from time to time as may be deemed advisable or required for various purposes by the Board of Directors. If this proposal is approved, the Board of Directors would be able to authorize the issuance of shares for these transactions without the necessity and related costs and delays of either calling a special stockholders' meeting or waiting for the regularly scheduled annual meeting of the stockholders in order to increase the authorized shares of Common Stock. In some instances, the rules of the NASDAQ Market require stockholder approval of certain share issuances, notwithstanding the lack of any legal requirement for stockholder approval, such as in the case of issuance of shares of Common Stock, which would result in change of control. If, in a particular transaction, stockholder approval was required by the NASDAQ rules or the rules of any stock exchange or other market on which Generex's Common Stock is then listed, the matter would be referred to the stockholders for their approval. Otherwise, sale and issuance of the authorized, but unissued, shares of Common Stock would remain within the discretion of the Board of Directors, in the exercise of their fiduciary duties, and subject to applicable corporate, securities and other laws and regulations.

         Although approval of this Proposal will increase the number of shares of authorized Common Stock, it would not immediately result in any change of the voting power or of the equity percentages of Generex owned by the stockholders prior to the issuance of any new shares of Common Stock. The amendment to increase the authorized shares of Common Stock is not intended to have any anti-takeover effect and is not part of any series of any anti-takeover measures. However, stockholders should note that the availability of additional authorized but unissued shares of Common Stock could make any attempt to gain control of Generex or the Board of Directors more difficult or time-consuming and that the availability of additional authorized but unisssued shares of Common Stock might make it more difficult to remove management. Although the Board of Directors currently has no intention of doing so, shares of Common Stock could be issued by the Board of Directors to dilute the percentage of Common Stock owned by a significant shareholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Delaware law with respect to a business combination involving Generex. Generex is not aware of any proposed attempt to take over Generex or of any attempt to acquire a large block of Generex's Common Stock.

Description of Authorized Classes

         Common Stock

         Holders of Common Stock are entitled to one vote for each share of Common Stock owned of record on all matters to be voted on by stockholders, including the election of directors. Holders of Common Stock do not have cumulative voting rights, pre-emptive or other subscription rights. Subject to preferences that may be applicable to any preferred stock outstanding at the time, the holders of outstanding shares of Common Stock are entitled to receive dividends out of assets legally available at such time and in such amounts as the Board of Directors may, from time to time, determine in its sole discretion. Upon the liquidation, dissolution or winding up of Generex, holders of outstanding shares of Common Stock are entitled to receive the assets legally ratably among the holders of the Common Stock outstanding at that time, after payment of the liquidation preferences, if any, on all outstanding preferred stock and payment of creditors' claims. Each outstanding share of Common Stock is fully paid and non-assessable.

         Preferred Stock

         The Board of Directors has authority, by resolution, to issue up to 1,000,000 shares of preferred stock in one or more series and fix the number of shares constituting any such series, the voting powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations, or restrictions thereof, including the dividend rights, dividend rate, terms of redemption (including sinking fund provisions), redemption price or prices, conversion rights and liquidation preferences of the shares constituting any series, without any further vote or action by the stockholders. For example, the Board of Directors is authorized to issue a series of preferred stock that would have the right to vote on, or veto, any proposed amendment to Generex's Restated Certificate of Incorporation or any other proposed corporate action, including business combinations.

         Generex in 1998 designated 1,000 shares of the preferred stock as Special Voting Rights Preferred Stock. The Special Voting Rights Preferred Stock does not generally have voting rights, but the holders of the Special Voting Rights Preferred Stock upon a change of control, have the right to elect a majority of Generex's Board of Directors. In addition, the holders of the Special Voting Rights Preferred Stock have the right to approve any transaction that would result in a change of control. All 1,000 of these shares are currently outstanding and held by Dr. Modi, our Vice President Research and Development. A "change of control" is deemed to occur if Generex's founders (namely, Ms. Gluskin, Dr. Modi or Ms. Rose Perri), or directors appointed or nominated with the approval of Generex's founders, should cease to constitute at least 60% of Generex's directors, or if any person becomes either Chairman of the Board of Directors or Chief Executive Officer of Generex without the prior approval of those directors. If a change of control were to occur, Dr. Modi would thereafter be able to elect a majority of the directors. No change of control has occurred to date.

         In 2001, Generex designated 1,512 shares of preferred stock as Series A Preferred Stock. The Series A Preferred Stock does not generally have voting rights, but the holders of the Series A Preferred Stock do have the right to vote on, or veto, a proposed amendment to Generex's Certificate of Incorporation or a proposal to alter the rights of the holders of the Series A Preferred Stock. In January 2001, Generex established a joint venture with Elan International Services, Ltd. ("EIS") and Elan Corporation, plc ("Elan"). In connection with the transaction, EIS purchased 1,000 shares of the Series A Preferred Stock, for $12,015,000. EIS has the right to exchange the Series A Preferred Stock for 30.1% of Generex's interest in Generex (Bermuda), Inc. Alternatively, the Series A Preferred Stock may be converted, at EIS' option, into shares of Generex's Common Stock, by converting the aggregate liquidation preference of the Series A Preferred Stock into Common Stock at a conversion price of approximately $25 per share. Finally, if any shares of Series A Preferred Stock remain outstanding on January 16, 2007, Generex is required to redeem all of the shares by paying the aggregate liquidation preference in cash or shares of Common Stock. For this purpose the shares of Common Stock will be valued at market value at the time of redemption. The Series A liquidation preference is $12,015 per share. Including dividends on the Series A Preferred Stock, there are 1,123 shares of Series A Preferred Stock out standing, with an aggregate liquidation preference of $13,492,845. The Series A Preferred Stock is entitled to an annual 6% dividend, payable in additional shares of Series A Preferred Stock.

Text of Amendment

The proposed amendment would cause ARTICLE IV of Generex's Restated Certificate of Incorporation to be amended to read as follows:

         IV: The aggregate number of shares of all classes of stock that this Corporation shall have the authority to issue is 151,000,000 shares, consisting of (a) 150,000,000 shares of common stock, par value $.001 per share, and (b) 1,000,000 shares of preferred stock, par value $.001 per share. The preferred stock may be issued in one or more series and may have preferences as to dividends and to liquidation of the Corporation. The Board of Directors of the Corporation shall establish the specific rights, preferences, voting privileges and restrictions of such preferred stock, or any series thereof.

     The Board of Directors recommends a vote FOR the Proposal to Approve an Amendment to Generex's Restated Certificate of Incorporation to Increase
         the Number of Authorized Shares of Common Stock to 150,000,000.


     PROPOSAL TO APPROVE THE POTENTIAL ISSUANCE AND SALE OF SHARES AT PRICES
        BELOW THE THEN CURRENT MARKET PRICE IN POTENTIAL CAPITAL RAISING
                          TRANSACTIONS AND ACQUISITIONS

                                  (Proposal 2)

         Management has recommended to the Board of Directors that, in light of Generex's actual and potential cash needs, Generex must avail itself of all possible means of financing, including the private placement of its securities. In addition, Generex has been presented with potential acquisition candidates and other acquisition and business combination opportunities in the past and must have the flexibility to timely act upon any such opportunities and transactions which may arise in the future. Management informed the Board that the ability of Generex to offer its securities in private placements or acquisitions at an offering price below the market price or book value of such securities at the time of any such private placements or acquisitions would afford Generex greater flexibility in structuring future financings or acquisitions. However, NASDAQ Marketplace Rules 4350(i)(1)(C) and (D) require stockholder approval prior to the sale or issuance or potential issuance of shares equal to twenty percent (20%) or more of Generex's Common Stock or twenty percent or more of the voting power of Generex outstanding before the issuance, if the effective sale price of the Common Stock is less than the greater of the book or market value of the Common Stock. Shares of Generex's Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such capital raising transactions or acquisitions are considered shares issued in the transaction or acquisition in determining whether the 20% limit has been reached. Management believes the delay required to arrange for a meeting of stockholders to approve a specific financing transaction or acquisition might jeopardize the closing of the transaction or acquisition. In order to comply with the possible application of the NASDAQ rules, Generex is seeking stockholder approval for the issuance and sale of shares in a potential acquisition, corporate transaction, other business combination or private placement or other capital raising transaction ("Potential Equity Related Investment") so that the Board of Directors will have flexibility to timely enter into and close any such transactions.

         There are various reasons management may seek additional financing in the three-month period. Generex may need additional investment to fund expanded research and development activities and working capital needs. While Generex has no present need for additional financing for these purposes, Generex believes it should have the flexibility to respond to opportunities as they are presented. In addition, the sale of equity securities may be necessary to enable Generex to continue to comply with the Stockholders' Equity requirements of the NASDAQ SmallCap market. Increases in Stockholders' Equity could potentially permit Generex to regain compliance with NASDAQ National Market standards. In addition, Generex may be presented with an acquisition, corporate transaction or other business combination opportunity that would be beneficial to it and would require the issuance of shares and/or options in excess of the amounts required under the Nasdaq rules.

         Management believes it may need the general flexibility to issue shares at prices which Generex and any prospective investor or acquisition candidate expressly contemplate are below market value. In addition, Management also believes that it needs this flexibility provided by this proposal as there may be situations where the parties to a transaction believe the shares are being issues at market value but the price would be considered below market by Nasdaq. This would primarily occur because investors and others in the financial community may consider market value to be an average of closing prices for a period of several days, while Nasdaq would consider the market price to be the closing price on a particular day or an average over a much shorter period.

Potential Equity Related Investments

         The following description of various forms of Potential Equity Related Investment and the reasons for such Potential Equity Related Investments is offered for informational purposes to Generex's stockholders in connection with this proxy solicitation and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Generex. Generex cannot guarantee any private placement or other financing will be completed (or if so, what the timing and the terms may be) and, accordingly, cannot be certain that it will receive any proceeds from any potential financing.

         At the end of May and the beginning of June, Generex raised $4,365,246 in equity financing. Some of these shares were sold at prices below market, however, the transactions as a whole did not require stockholder approval under the NASDAQ rule. Generex intends to consider additional private placements in the near future, or a different form of private placement, as well as sales of securities directly to venture capital or other select institutional investors. Given the uncertainty of the ultimate sales price for securities placed in any such private placement or other equity investment, and the percentage of Generex's currently outstanding Common Stock that may be sold, the sale of shares in a Potential Equity Related Investment (or one more transactions which NASDAQ would consider to be integrated) could result in the issuance of twenty percent or more of the outstanding voting stock of Generex and/or twenty percent or more of the voting power at a price less than the greater of the book value or the market value of the shares. Therefore, Generex is seeking stockholder approval because the potential issuance and sale of shares may trigger the threshold requiring approval under NASDAQ Marketplace Rules 4350(i)(1)(C) and/or
(D). Generex believes that the current capital market environment requires Management to maintain maximum flexibility in order to be able to timely consummate any potential capital-raising transaction without undue delay.

         The Board of Directors has the authority, without stockholder approval and without endangering Generex's NASDAQ listing, to authorize the issuance in each separate transaction (which is not integrated, under NASDAQ's interpretation of its own rules, with other transactions) of up to twenty percent of its shares outstanding before such transaction. As of October 3, 2003, the Company had 27,245,631 shares outstanding. Consequently, the Board may authorize the issuance of up to 5,499,126 shares without obtaining shareholder approval, assuming issuance of the new shares is not "integrated" with Generex's prior shares of stock below market. Generally, transactions which are at least three months apart will not be considered integrated by NASDAQ. The approval of Proposal No. 2 will give the Board of Directors the right to authorize the issuance of an aggregate of 10,000,000 additional shares in such three month period, in addition to these 5,499,126 shares, for an aggregate of 15,499,126 shares. In addition, stockholders should note that, whether or not Proposal No. 2 is adopted, the Board of Directors may authorize the issuance of any number of shares in separate transactions which would not be deemed integrated by NASDAQ, even if the aggregate number of such shares exceeds the number authorized by Proposal No. 2.

Effect of a Potential Equity Related Investment upon Existing Stockholders

         Approval of Proposal No. 2 will give the Board of Directors complete discretion to determine the amount, type and terms of securities to be issued by Generex. For example, Generex may issue any one or more of Common Stock, preferred stock convertible to Common Stock, debt securities or other debt obligations convertible to Common Stock, options and warrants. Some or all of these securities may be issued to investment bankers, placement agents, financial advisors and others who assist Generex in raising capital or in financial affairs, for services rendered and not for cash investment. The Board of Directors will have discretion to determine any applicable dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters. If securities convertible into or exercisable for Common Stock are issued in a Potential Equity Related Investments and such securities, at the time of issuance constitute twenty percent or more of Generex's securities and/or twenty percent or more of its voting power outstanding prior to such issuance, then stockholder approval of the Potential Equity Related Investments also will constitute approval of the issuance of shares of Common Stock upon conversion of such securities, and no additional approval will be solicited.

         It is expected that any such securities will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state or foreign country. The securities will likely be offered and sold in reliance on Section 4(2) of the Securities Act or another applicable exemption. However, it is also likely that the terms of the transactions will require Generex to register the shares of Common Stock for resale by the investors after closing of the investment.

         Any transaction requiring approval by stockholders under NASDAQ Rules 4350(i)(1)(C) and (D), would be likely to result in a significant increase in the number of shares of Common Stock of Generex outstanding on a fully-diluted basis, and current stockholders will own a smaller percentage of the outstanding Common Stock of Generex. If convertible preferred stock, convertible debt or another senior security is issued in the Potential Equity Related Investment, the holders of the shares of such preferred stock, debt or senior security will have claims on Generex's assets and other rights superior to holders of Common Stock. Stockholders should note that the Board of Directors has the authority under Generex's Certificate of Incorporation to issue up to 1,000,000 shares of preferred stock in one or more series, with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as the Board of Directors determines.

         In addition, stockholders may experience potential dilution in the market price of Generex's shares as a result of issuances of shares of Common Stock at prices below the current market price. Such issuance could cause the market price of Generex's shares to remain or decline below $1.00 per share. Generex's shares traded below $1.00 on several occasions shortly before the mailing of this proxy statement, and if the bid price of its shares is below $1.00 for an extended period of time, Generex could be subject to de-listing from NASDAQ.

No Appraisal Rights

         Under Delaware law, stockholders are not entitled to appraisal rights with respect to this proposal.


      The Board of Directors unanimously recommends that stockholders vote FOR Proposal No. 2, approval of the potential issuance and sale of equity securities in order to comply with NASDAQ Marketplace Rules 4350(i)(1)(C)
                                    and (D).

        APPROVAL OF AN AMENDMENT TO THE GENEREX BIOTECHNOLOGY CORPORATION
                             2001 STOCK OPTION PLAN

                                  (Proposal 3)

         The Board of Directors approved an amendment to the Generex Biotechnology Corporation 2001 Stock Option Plan (the "2001 Plan"), effective as of November 4, 2003, to increase the shares of Common Stock authorized to be issued under awards granted thereunder by 4,000,000 -- from 4,000,000 to 8,000,000. The amendment is intended to replenish the supply of Common Stock to be issued under the 2001 Plan. Prior to the amendment, only 141,841 shares remain available for awards under the 2001 Plan. Proposal 3 presents the amendment to the 2001 Plan for approval by the stockholders.

         The 2001 Plan was approved at the annual meeting of shareholders held on March 18, 2002. The purpose of the 2001 Plan is to provide an additional incentive to employees and directors to enter into and remain in the service or employ of Generex by providing such individuals with an opportunity to receive grants of options. In addition, the Board of Directors believes that the receipt of such options encourages the recipients to contribute materially to the growth of Generex and further align the interests of such recipients with the interests of stockholders

         Stockholder approval of the amendment to the 2001 Plan is required under new NASDAQ rules and as a condition to favorable tax treatment of options intended to be incentive stock options pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for Generex to maintain the deductibility of performance-based compensation granted under the 2001 Plan to certain officers under Section 162(m) of the Code.

Summary Description of Amendment to Increase in Number of Shares Available for Issuance.

         To enable Generex to continue to grant stock option awards under the 2001 Plan, the amendment increases the number of shares of Generex's Common Stock available for issuance by an additional 4,000,000 -- from 4,000,000 to 8,000,000 shares. The additional shares are needed to facilitate the continued use of the 2001 Plan, which would have only 141,841 shares remaining available for awards without the amendment.

         On October 8, 2003, the closing price for a share of Generex's Common Stock, as reported on the NASDAQ SmallCap Market, was $1.92.

         A copy of the 2001 Plan, as amended, is attached to this Proxy Statement as Appendix A.

Summary Description of the 2001 Plan

         Awards under the 2001 Plan may be in the form of incentive stock options ("ISOs") within the meaning of Section 422 of the Code, and options that are not incentive stock options ("Non-ISOs") (collectively, "Options").

         The 2001 Plan is administered by the Compensation Committee (the "Committee"). The Committee has the authority to determine: (i) the individuals to whom Options shall be granted; (ii) the type, size and terms of the Options to be made to each individual; and (iii) the time when the Options will be granted and the duration of any applicable exercise period, including the criteria for exercisability and the acceleration of exercisability. The Committee also has the authority to amend the terms of a previously issued Option and deal with any other matters arising under the 2001 Plan.

         Options may be granted to employees and non-employee directors as well as certain consultants and advisors of Generex and its subsidiary corporations; provided, however, that ISOs may only be granted to employees. Twenty-two employees and non-employee directors were eligible to participate in the 2001 Plan as of October 3, 2003. If an Option granted under the 2001 Plan expires, lapses or is terminated for any reason, the underlying shares again become available for issuance under the 2001 Plan, unless otherwise provided by the Committee. The maximum number of Options that may be granted to any individual during any calendar year is 400,000.

       Options granted under the 2001 Plan may include terms that permit a participant to use shares of Common Stock to exercise the Options. The terms of any such Options may provide for the grant of additional Options (or the Committee may grant additional Options) to purchase a number of shares of Common Stock equal to the number of whole shares used to exercise the Option and the number of whole shares, if any, withheld in payment of any taxes. Any Options so granted will be granted with an exercise price equal to the fair market value of the Common Stock on the date of grant, or at such other exercise price as the Committee may establish, for a term not longer than the unexpired term of the exercised Option and on such other terms as the Committee may determine.

         The exercise price of ISOs granted under the 2001 Plan must be equal to the fair market value of the Common Stock on the date the ISO is granted (110 percent of the fair market value in the case of an ISO granted to an individual who at the time of the grant owns ten percent or more of the combined voting power of Generex capital stock (a "Ten Percent Owner")). The fair market value of the Common Stock will be determined by the Committee.

         In the event a participant's employment with Generex or its subsidiary corporations is terminated for any reason, a participant may exercise an Option only to the extent it was exercisable on the participant's date of termination. An Option must be exercised prior to the earlier of (i) the expiration of ninety days or such other period as the Committee may select (one year in the case of disability or death) after the termination date or (ii) the expiration date of the Option, which may not exceed ten years from the date of grant (five years in the case of an ISO granted to a Ten Percent Owner), provided that the Committee has the authority to issue non-ISOs which are exercisable until their expiration date regardless of termination of employment or service. Subject to the Committee's authority to provided different terms in an Option grant, in the event of a participant's termination for cause or the participant's engaging in conduct after termination that constitutes cause (as defined in the 2001 Plan and determined by the Committee), the participant's Option will terminate immediately and the participant automatically will forfeit all Common Stock for which Generex has not yet delivered share certificates, upon refund of the exercise price.

         The Committee may adjust the number of shares covered by outstanding options, the kind of shares issued under the 2001 Plan and the price per share of Common Stock available for issuance under the 2001 Plan, at any time to reflect any change in the capital structure of Generex affecting outstanding shares of Common Stock, whether through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other similar change in the capital structure of Generex.

         In the event of a "Change of Control" (as defined in the 2001 Plan), unless the Committee determines otherwise, outstanding Options will become exercisable immediately. In addition, the Committee may take whatever action it deems necessary with respect to any or all outstanding Options, including requiring that Optionees surrender their outstanding Options in exchange for a payment by Generex or terminating any or all unexercised options after giving Optionees an opportunity to exercise their outstanding Options. If a Change of Control occurs in which Generex is not the surviving corporation, or survives only as a subsidiary of another corporation, unless the Committee determines otherwise, all outstanding Options that have not been exercised will be assumed by, or replaced with comparable options or rights by the surviving corporation.

         No Option may be transferred, except by will or the laws of descent and distribution, and in the case of a Non-ISO, as permitted by the Committee.

         The Committee may amend or terminate the 2001 Plan at any time; provided, however, that the Committee will not increase the aggregate number of shares that may be issued or transferred under the 2001 Plan or upon which awards under the 2001 Plan may be granted, or otherwise materially amend the 2001 Plan, without stockholder approval to the extent such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements.


Federal Income Tax Consequences

         The following description of federal income tax consequences is based on current law and interpretations.

         ISOs. In general, the value of an ISO is not included in the participant's income at the time of grant, and the participant does not recognize income on exercise of an ISO for the purpose of computing regular federal income tax. However, when calculating income for alternative minimum tax purposes, the excess, if any, of the fair market value of the shares acquired over the exercise price (the "Spread") generally will be considered part of income. At the subsequent sale of Common Stock received through the exercise of an ISO, all gain on the sale of the Common Stock (as long as the Common Stock has been held for one year after exercise and two years after grant) will be characterized as capital gain or loss, and Generex will not be entitled to any federal income tax deduction with respect to such gain. If the Common Stock has been held for at least one year, the capital gain or loss will be taxed as long-term capital gain or loss. If a participant disposes of ISO Common Stock before the holding period has expired (a "Disqualifying Disposition"), the Spread (up to the amount of the gain on disposition) will be ordinary income at the time of such Disqualifying Disposition, and Generex will be entitled to a federal income tax deduction. A participant must recognize as ordinary income the gain on the disposition.

         Non-ISOs. In general, the value of a Non-ISO is not included in the participant's income at the time of grant, unless the Non-ISO Common Stock has a "readily ascertainable fair market value" at the date of grant. It is not anticipated that any Non-ISO will have a "readily ascertainable fair market value" at the date of grant. On exercise, the difference between the exercise price of a Non-ISO and the fair market value of the Common Stock received generally will be recognized as ordinary income, subject to federal income tax withholding, and will be allowed as a deduction to Generex. At the subsequent sale of Common Stock received through the exercise of a Non-ISO, all gain on the sale of the Common Stock will be characterized as capital gain or loss. If the Common Stock has been held for at least one year, the capital gain or loss will be taxed as long-term capital gain or loss.

Awards under the 2001 Plan

         The Board of Directors has granted Options under the 2001 Plan as follows through September 30, 2003 to the named executives, all executives as a group, all non-executive directors as a group and all non-executive officer employees as a group. The exercise prices of the options were fixed at the fair market value of the underlying shares of Common Stock on the date of grant and range from $ 1.00 per share to $ 8.70 per share.

         Awards Granted Under Generex's 2001 Stock Option Plan

Name                                                           Dollar Value(1)              Number of Options
----                                                           ---------------              -----------------
Anna E. Gluskin, President and Chief
         Executive Officer .......................                     $0                         350,000
Mark Fletcher, Executive Vice President
         and General Counsel .....................               $235,000                         250,000
Rose C. Perri, Chief Operating Officer,
         Treasurer and Secretary..................                     $0                         300,000
Pankaj Modi, Ph.D., Vice President,
         Research and Development.................                     $0                         300,000
All executives, as a group (4 persons) ...........               $235,000                       1,200,000
Non-executive directors, as a group
         (4 persons)..............................               $124,000                         295,159
All non-executive officer employees,
         as a group (29 persons)..................               $206,500                       2,407,640

----------

(1) The dollar value is the closing price of the Common Stock at September 30, 2003 ($1.94) less the exercise price. For purposes of calculating the dollar value, all of the Options were assumed to be exercisable as of September 30, 2003, notwithstanding any vesting schedule associated with any of the grants.

Plan Benefits


         Pursuant to the consulting agreement under which Dr. Modi is compensated for his services to Generex, Generex has agreed to grant to Dr. Modi Options to purchase 150,000 shares of Common Stock over ten consecutive fiscal years, which started with the fiscal year ended July 31, 2001. Generex has granted 300,000 Options to Dr. Modi under the 2001 Plan. Generex intends to continue to use the 2001 Plan in the future to satisfy its obligations to grant Options under the agreement with Dr. Modi. Approval of the amendment to the 2001 Plan at this year's annual meeting will constitute approval as well to use the 2001 Plan to satisfy Generex's obligations to grant Options to Dr. Modi for so long as Common Stock remains available for issuance under the 2001 Plan.

         Pursuant to Generex's Employment Agreement with Dr. Gerald Bernstein, Generex has agreed to grant Dr. Bernstein Options to purchase 50,000 shares of Common Stock each year during the term of his employment, which expires in April 2005. Generex has granted Options to purchase 60,159 shares to Dr. Bernstein under the 2001 Plan. Generex intends to continue to use the 2001 Plan in the future to satisfy its obligations to grant Options under the agreement with Dr. Bernstein. Approval of the amendment to the 2001 Plan at this year's annual meeting will constitute approval as well to use the 2001 Plan to satisfy Generex's obligations to grant Options to Dr. Bernstein for so long as Common Stock remains available for issuance under the 2001 Plan. Dr. Bernstein is a director and an employee of Generex, but is not considered an executive officer for this purpose.

         Except for the Options required to be issued under Dr. Modi's and Dr. Bernstein's agreements, the benefits that will be received in the future under the 2001 Plan, as amended, by particular individuals or groups are not determinable at this time. However, Generex expects that Options under the 2001 Plan will be continue to be issued annually to executives and non-executive directors, including at a Committee meeting scheduled to be held later in November, 2003.


Equity Stock Compensation Plan Information

         The following table sets forth information, as of September 30, 2003, regarding our existing compensation plans and individual compensation arrangements pursuant to which our equity securities are authorized for issuance to employees or non-employees (such as directors, consultants and advisors) in exchange for consideration in the form of services:

------------------------------- ----------------------------- ----------------------------- -----------------------------
Plan Category                   Number of securities to be    Weighted-average exercise     Number of securities
                                issued upon exercise of       price of outstanding          remaining available for
                                outstanding options,          options, warrants and rights  future issuance under
                                warrants and rights                                         equity compensation plans
                                                                                            (excluding securities
                                                                                            reflected in column (a))
------------------------------- ----------------------------- ----------------------------- -----------------------------
                                (a)                           (b)                           (c)
------------------------------- ----------------------------- ----------------------------- -----------------------------
Equity compensation plans
approved by security holders

1998 Stock Option Plan
                                1,095,500                     $5.13                                  0
2000 Stock Option Plan
                                1,804,500                     $7.74                            195,500
2001 Stock Option Plan
                                3,858,159                     $3.37                            141,841
                                ---------                     -----                         ----------

Total                           6,758,159                     $4.82                            337,341
------------------------------- ----------------------------- ----------------------------- -----------------------------
Equity compensation plans not
approved by security holders    0                             0                             0
------------------------------- ----------------------------- ----------------------------- -----------------------------
Total                           6,758,159                     $4.82                            337,341
------------------------------- ----------------------------- ----------------------------- -----------------------------


    The Board of Directors Recommends a Vote FOR the Proposal to Approve the
                           Amendment to the 2001 Plan.

Security Ownership Of Certain Beneficial Owners And Management

The tables on the following pages set forth information regarding the beneficial ownership of the Common Stock by:

o        Our executive officers and directors;
o        All directors and executive officers as a group; and
o Each person known to us to beneficially own more than five percent (5%) of our outstanding shares of Common Stock.

The information contained in the table is as of October 3, 2003. At that date, Generex had 27,245,631 shares of Common Stock outstanding. In addition to Common Stock, Generex has outstanding 1,000 shares of Special Voting Rights Preferred Stock. All of the shares of Special Voting Rights Preferred Stock are owned by Dr. Pankaj Modi. In connection with Generex's joint venture with Elan, Generex issued 1,000 shares of Series A Preferred Stock to an affiliate of Elan. Including dividends issued on Series A Preferred Stock through January of 2003, there are 1,123 shares of Series A Preferred Stock outstanding. All of the Series A Preferred Stock is presently held of record by an affiliate of Elan.

A person is deemed to be a beneficial owner of shares if he or she has the power to vote or dispose of the shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options or warrants that are presently exercisable or that will become exercisable within sixty (60) days.

                                              BENEFICIAL OWNERSHIP

Name of Beneficial Owner                                             Number of Shares          Percent of Class
(i) Directors and Executive Officers

John P. Barratt.................................................             70,000(1)                *
Gerald Bernstein, M.D...........................................            113,628(2)                *
Mark Fletcher...................................................            263,360(3)                *
Anna E. Gluskin.................................................          1,603,794(4)                5.7%
Peter Levitch...................................................            119,483(5)                *
Pankaj Modi, Ph.D...............................................          1,700,200(6)                6.1%
Rose C. Perri ..................................................          4,650,202(7)               16.6%
J. Michael Rosen ...............................................            148,730(8)                *
Officers and directors as a group ..............................          8,669,397(9)                 28%

(ii) Other Beneficial Owners (and their addresses)

Cranshire Capital, L.P. ........................................          2,744,504(10)               9.9%
666 Dundee Road, Suite 1901
Northbrook, IL 60062

EBI, Inc. In Trust .............................................          1,441,496(11)               5.3%
c/o Miller & Simons
First Floor, Butterfield Square
P.O. Box 260 Providencials
Turks and Caicos Islands
British West Indies

GHI, Inc. In Trust .............................................          1,907,334(12)               7.0%
c/o Miller & Simons
First Floor, Butterfield Square
P.O. Box 260 Providencials
Turks and Caicos Islands
British West Indies

* Less than one percent.

(1) Represents 70,000 Options granted on March 19, 2003 under the 2001 Plan.

(2) Includes shares issuable upon exercise of 50,000 Options granted in November, 2002, 5,159 Options granted on December 31, 2001 and 5,000 Options granted on January 3, 2000, all under the 2001 Plan and pursuant to Dr. Bernstein's Employment Agreement with Generex and his prior consulting agreement.

(3) Includes 250,000 shares issuable upon the exercise of an Option granted under the 2001 Plan.

(4) Includes 953,667 shares owned of record by GHI, Inc. that are beneficially owned by Ms. Gluskin, 100,000 shares issuable upon the exercise of an Option granted under Generex's 1998 Stock Option Plan (the "1998 Plan"), 200,000 shares issuable upon the exercise of an Option granted under Generex's 2000 Stock Option Plan (the "2000 Plan"), and 350,000 shares issuable upon exercise of an Option granted under the 2001 Plan.

(5) Includes 70,000 shares issuable upon the exercise of an Option granted under the 2001 Plan.

(6) Includes 150,000 shares issuable upon the exercise of an Option granted under the 1998 Plan and 150,000 shares issuable upon the exercise of an Option granted under the 2000 Plan. Also includes 300,000 shares issuable upon the exercise of Options granted under the 2001 Plan. Dr. Modi also owns all the outstanding shares of Generex's Special Voting Rights Preferred Stock. This stock is not convertible into Common Stock.

(7) Includes 953,667 shares owned of record by GHI, Inc. that are beneficially owned by Ms. Rose Perri, 100,000 shares issuable upon the exercise of an Option granted under the 1998 Plan, 150,000 shares issuable upon the exercise of an Option granted under the 2000 Plan, and 300,000 shares issuable upon exercise of an Option under the 2001 Plan. Also includes the shares and Options that are owned by the estate of Mr. Mark Perri, of which Ms. Rose Perri is executor and beneficiary but is not considered to beneficially own for some purposes: 45,914 shares previously owned of record by Mr. Mark Perri; 1,100,000 shares owned of record by EBI, Inc. (of which Mr. Mark Perri was beneficial owner); 305,332 shares held of record by brokerage accounts and Options for 200,000 shares which survived Mr. Perri's death. Also includes 341,496 shares owned of record by EBI, Inc., which Ms. Rose Perri may be deemed to beneficially own because of the power to vote the shares but which are beneficially owned by other stockholders because they are entitled to the economic benefits of the shares. Ms. Rose Perri is also deemed to beneficially own an additional 953,667 shares owned of record by GHI, Inc. by holding the right to vote such shares. These shares are also beneficially owned by Ms. Gluskin.

(8) Includes 20,000 shares issuable upon the exercise of an Option granted under the 2000 Plan, and 50,000 shares issuable upon exercise of Options granted under the 2001 Plan. Also includes 7,943 shares owned by a company of which Mr. Rosen is an officer and indirect 25% owner; Mr. Rosen may be deemed to beneficially own these shares because he shares voting power and investment power with respect to such shares.

(9) Includes 2,450,159 shares issuable upon the exercise of Options. Includes 1,441,496 shares owned of record by EBI, Inc. but beneficially owned or deemed to be beneficially owned by Ms. Rose Perri. Includes 1,907,334 shares owned of record by GHI, Inc. but beneficially owned by Ms. Gluskin or Ms. Rose Perri.

(10) Includes 1,310,840 outstanding shares and 1,425,664 shares issuable upon exercise of warrants. Warrants which would otherwise be exercisable for 927,535 shares, however, contain a provision stating that they are not exercisable to the extent exercise would result in the holder's beneficially owning more than 9.9% of Generex's outstanding common stock.

(11) All these shares were previously beneficially owned by Mr. Mark Perri but are now deemed to be beneficially owned by Ms. Rose Perri because she has the sole power to vote the shares. With respect to 1,100,000 of the shares owned of record by EBI, Inc., Ms. Rose Perri also has investment power and otherwise is entitled to the economic benefits of ownership.

(12) Ms. Gluskin and Ms. Rose Perri each own beneficially 953,667 of the shares owned of record by GHI, Inc. by reason of their ownership of investment power and other economic benefits associated with such shares. The shares beneficially owned by Ms. Gluskin also are deemed to be beneficially owned by Ms. Rose Perri because she has the sole power to vote the shares.

                                OTHER INFORMATION


Annual Report

Generex has enclosed its Annual Report for the year ended July 31, 2002, with this proxy statement, which includes Generex's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended July 31, 2002, without exhibits. Stockholders are referred to the report for financial and other information about Generex, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material. The Report includes:

    o Generex's financial statements for the years ended July 31, 2001 and July 31, 2002;

    o Management's Discussion and Analysis of Financial Condition and Results of Operations;

    o Changes in and Disagreements with Accountants on Accounting and Financial Disclosure; and

    o   Qualitative and Quantitative Disclosure about Market Risk.

Other Matters

    The Board does not intend to present, and does not have any reason to believe that others will present, any item of business at the special meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly brought before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Stockholder Proposals for the Next Annual Meeting

    The deadline for the submission of proposals of stockholders intended to be presented at Generex's annual meeting of stockholders for the fiscal year ending July 31, 2003 has passed. The annual meeting for the fiscal year ending July 31, 2003 is scheduled to take place in March 2003.

    For business to be properly brought before the annual meeting by a stockholder in a form other than a stockholder proposal, any stockholder who wishes to bring such business before the annual meeting of stockholders must give notice of such business in writing to the Secretary of Generex not less than 60 nor more than 90 days prior to the annual meeting. In the event that less than 70 days notice or prior disclosure of the date of the meeting is given or made to stockholders, notice of such business to be timely must be received by the Secretary of Generex not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The stockholder's notice of such business must provide information about the stockholder proposing such business and the nature of the business, as required by Generex's Amended and Restated Bylaws. A copy of these Bylaw requirements will be provided upon request in writing to the Secretary at the principal offices of Generex at 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2.

    If there should be any change in the foregoing submission deadlines, Generex intends to publicly disseminate information concerning the change.

Solicitation of Proxies

    All costs and expenses of this solicitation, including the cost of preparing and mailing this proxy statement will be borne by Generex. In addition to the use of the mails, certain directors, officers and regular employees of Generex may solicit proxies personally, or by mail, telephone or otherwise, but such persons will not be compensated for such services. Arrangements will be made with brokerage firms, banks, fiduciaries, voting trustees or other nominees to forward the soliciting materials to each beneficial owner of stock held of record by them, and Generex will reimburse them for their expenses in doing so.

                                    By order of the Board of Directors


                                    /s/ Rose C. Perri
                                    -----------------------------------
                                    Rose C. Perri
October 10, 2003                    Secretary

                                   APPENDIX A

                                     AMENDED
                        GENEREX BIOTECHNOLOGY CORPORATION
                             2001 STOCK OPTION PLAN
                             ----------------------


         The purpose of the Generex Biotechnology Corporation 2001 Stock Plan (the "Plan") is to provide (i) designated employees of Generex Biotechnology Corporation (the "Company") and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options and nonqualified stock options (collectively, "Options"). The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders.

1.       Administration
         --------------

         (a) Committee. The Plan shall be administered and interpreted by the Compensation Committee (the "Committee") of the Board, which consists of two or more persons who are "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related Treasury regulations and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, the Board may ratify or approve any Option grants as it deems appropriate.

         (b) Committee Authority. The Committee shall have the sole authority to
(i) determine the individuals to whom Options shall be granted under the Plan,
(ii) determine the type, size and terms of the Options to be made to each such individual, (iii) determine the time when the Options will be granted and the duration of any applicable exercise period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued Option and (v) deal with any other matters arising under the Plan.

         (c) Delegation. The Committee may delegate certain of its duties to one or more of its members or to one or more agents as it may deem advisable. The Committee may employ attorneys, agents, consultants, accountants or other persons, and shall be entitled to rely upon the advice, opinions or valuations of such persons.

         (d) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

2.       Shares Subject to the Plan
         --------------------------

         (a) Shares Authorized. Subject to adjustment as described below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan or upon which awards under the Plan may be granted is 8,000,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Options granted under the Plan to any individual during any calendar year shall be 400,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such Options shall again be available for purposes of the Plan, unless otherwise provided by the Committee.

         (b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding by reason of (i) stock dividend, spinoff, recapitalization, stock split or combination or exchange of shares, (ii) merger, reorganization or consolidation, (iii) reclassification or change in par value or (iv) any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available under the Plan, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Options, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Options may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Options; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

3.       Eligibility for Participation
         -----------------------------

         (a) Eligible Persons. All employees of the Company and its subsidiaries ("Employees") and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company's securities.

         (b) Selection of Optionees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Options and shall determine the number of shares of Company Stock subject to a particular Option in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Options under this Plan shall hereinafter be referred to as "Optionees."

4.       Granting of Options
         -------------------

         (a) Option Agreements. All Options shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the "Option Agreement"). The Committee shall approve the form and provisions of each Option Agreement.

         (b) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Option.

         (c) Type of Option and Price.

                  (i) The Committee may grant Options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") or Options that are not intended so to qualify ("Nonqualified Stock Options") or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or a parent or subsidiary (within the meaning of Section 424(f) of the Code). Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors. Unless otherwise provided in the Option Agreement, any Option granted under this Plan to an Employee is intended to be an Incentive Stock Option.

                  (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

                  (iii) The Fair Market Value per share shall be the closing price of the Company Stock on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported.

         (d) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant, which date of grant is determined by the Committee. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

         (e) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Option Agreement. Unless a different vesting schedule is specified by the Committee in an Option Agreement, Options granted under this Plan shall vest in one-half increments on each annual anniversary of the date of grant over a period of two years. The Committee may accelerate, and may provide in the Option Agreement for the acceleration of, the exercisability of any or all outstanding Options at any time for any reason.

         (f) Reload Options. In the event that shares of Company Stock are used to exercise an Option, the terms of such Option may provide for the grant of additional Options, or the Committee may grant additional Options, to purchase a number of shares of Company Stock equal to the number of whole shares used to exercise the Option and the number of whole shares, if any, withheld in payment of any taxes. Such Options shall be granted with an Exercise Price equal to the Fair Market Value of the Company Stock on the date of grant of such additional Options, or at such other Exercise Price as the Committee may establish, for a term not longer than the unexpired term of the exercised Option and on such other terms as the Committee shall determine.

         (g) Limit on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

5.       Termination of Employment, Disability or Death
         -----------------------------------------------

         (a) General Rule. Except as provided below, an Option may only be exercised while the Optionee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board. In the event that an Optionee ceases to be employed by, or provide service to, the Company for any reason other than (i) termination by the Company without Cause (as defined below), (ii) voluntary termination by the Optionee, (iii) Disability (as defined below) or (iv) death, any Option held by the Optionee shall terminate immediately (unless the Committee specifies otherwise). In addition, notwithstanding any other provision of this Plan, if the Committee determines that the Optionee has engaged in conduct that constitutes Cause at any time while the Optionee is employed by, or providing service to, the Company or after the Optionee's termination of employment or service, any Option held by the Optionee shall immediately terminate and the Optionee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Optionee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

         (b) Termination Without Cause; Voluntary Termination. In the event that an Optionee ceases to be employed by, or provide service to, the Company as a result of (i) termination by the Company without Cause (as defined below) or
(ii) voluntary termination by the Optionee, any Option which is otherwise exercisable by the Optionee shall terminate unless exercised within 90 days after the date on which the Optionee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Optionee's Options that are not otherwise exercisable as of the date on which the Optionee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

         (c) Termination Because Disabled. In the event the Optionee ceases to be employed by, or provide service to, the Company because the Optionee is Disabled, any Option which is otherwise exercisable by the Optionee shall terminate unless exercised within one year after the date on which the Optionee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Optionee's Options which are not otherwise exercisable as of the date on which the Optionee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

         (d) Death. If the Optionee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Optionee ceases to be employed or provide service on account of a termination specified in Section 5(b) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Optionee shall terminate unless exercised within one year after the date on which the Optionee dies or otherwise ceased to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Optionee's Options that are not otherwise exercisable as of the date on which the Optionee dies or otherwise ceased to be employed by, or provide service to, the Company shall terminate as of such date.

         (e) Definitions.

                  (i) The term "Company" shall mean the Company and its parent and subsidiary corporations or other entities, as determined by the Committee.

                  (ii) "Employed by, or provide service to, the Company" shall mean employment or service as an Employee, Key Advisor or member of the Board (so that an Optionee shall not be considered to have terminated employment or service until the Optionee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

                  (iii) "Disability" shall mean an Optionee's becoming disabled under the Company's long-term disability plan, or, if the Optionee is not covered under such plan or no such plan is maintained, and in the case of an Incentive Stock Option, "Disability" shall mean an Optionee's becoming disabled within the meaning of Section 22(e)(3) of the Code.

                  (iv) "Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Optionee has:
(i) breached his or her employment or service contract with the Company; (ii) engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service; (iii) disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information; (iv) breached any written confidentiality, non-competition or non-solicitation agreement between the Optionee and the Company; or (v) has engaged in such other behavior detrimental to the interests of the Company as the Committee determines.

6.       Exercise of Options.
         --------------------

         (a) Notice of Exercise. A Optionee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company.

         (b) Payment of Exercise Price. Along with the notice of exercise, the Optionee shall pay the Exercise Price for an Option as specified by the Committee (i) in cash, (ii) with the approval of the Committee, by delivering shares of Company Stock owned by the Optionee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) valued at Fair Market Value on the date of exercise, (iii) with the approval of the Committee, by surrender of outstanding awards under the Plan or (iv) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Optionee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option.

         (c) Payment of Tax. The Optionee shall pay the amount of any withholding tax due at the time of exercise.

7.       Deferrals
         ---------

         The Committee may permit or require an Optionee to defer receipt of the delivery of shares that would otherwise be due to such Optionee in connection with any Option. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals.

8.       Withholding of Taxes
         --------------------

         (a) Required Withholding. All Options under the Plan shall be subject to applicable federal (including FICA), state, local and other tax withholding requirements. The Company shall have the right to deduct from any amounts paid to the Optionee, any federal, state, local or other taxes required by law to be withheld with respect to such Options. The Company may require that the Optionee or other person receiving or exercising Options pay to the Company the amount of any federal, state, local or other taxes that the Company is required to withhold with respect to such Options, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Options.

         (b) Election to Withhold Shares. If the Committee so permits, an Optionee may elect, in the form and manner prescribed by the Committee, to satisfy the Company's income tax withholding obligation with respect to Options paid in Company Stock by having shares withheld up to an amount that does not exceed the Optionee's minimum applicable withholding tax rate for federal (including FICA), state, local and other tax liabilities.

9.       Transferability of Options
         --------------------------

         (a) Nontransferability of Options. Except as provided below, only the Optionee may exercise rights under an Option during the Optionee's lifetime. A Optionee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Nonqualified Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order or otherwise as permitted by the Committee. When an Optionee dies, the personal representative or other person entitled to succeed to the rights of the Optionee ("Successor Optionee") may exercise such rights. A Successor Optionee must furnish proof satisfactory to the Company of his or her right to receive the Option under the Optionee's will or under the applicable laws of descent and distribution.

         (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide that an Optionee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Optionee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

10.      Change of Control of the Company
         --------------------------------

         As used herein, a "Change of Control" shall be deemed to have occurred if:

         (a) Unless the Board approves such acquisition, any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, in a single transaction or series of transactions, of securities of the Company representing more than 20 percent of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder, and a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 20 percent of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

         (b) A merger or consolidation of the Company is consummated with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 80 percent of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

         (c) A sale or other disposition of all or substantially all of the assets of the Company occurs;

         (d) A liquidation or dissolution of the Company occurs; or

         (e) Shares of the Company's Special Voting Rights Preferred Stock are outstanding and a "Change of Control" under the terms and conditions of such securities occurs.

11.      Consequences of a Change of Control
         -----------------------------------

         (a) Notice and Acceleration. Unless the Committee determines otherwise, any outstanding Options that are not yet exercisable or vested shall become exercisable or vested as of the Change of Control. The Committee shall provide notice to Optionees of the Change of Control as soon as practicable.

         (b) Assumption of Options. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation).

         (c) Other Alternatives. Notwithstanding the foregoing, subject to subsection (d) below, in the event of a Change of Control, the Committee may take one or both of the following actions with respect to any or all outstanding
Options: (i) the Committee may require that Optionees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Optionee's unexercised Options exceeds the Exercise Price of the Options; or
(ii) the Committee may, after giving Optionees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender or termination or settlement shall take place as of the date of the Change of Control or such other date as the Committee may specify.

         (d) Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in subsection (c) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right or action, the Change of Control would qualify for such treatments and the Company intends to use such treatments with respect to the Change of Control.

12.      Requirements for Issuance or Transfer of Shares
         -----------------------------------------------

         (a) Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Option hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Option made to any Optionee hereunder on such Optionee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

         (b) Lock-Up Period. If so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), an Optionee (including any successors or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwritten offering (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the "Market Standoff Period"). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

13.      Cancellation and Recission of Options
         -------------------------------------

         (a) Unless the Option Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Options at any time if the Optionee is not in compliance with all applicable provisions of the Option Agreement and the Plan, or if the Optionee engages in any "Detrimental Activity." For purposes of this Section 13, "Detrimental Activity" shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material, in violation of the Company's applicable agreement with the Optionee or of the Company's applicable policy regarding confidential information and intellectual property; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company's applicable agreement with the Optionee or to the Company's applicable policy regarding confidential information and intellectual property, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Optionee during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company, or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in termination of the Optionee's employment for Cause; (v) a violation of any rules, policies, procedures or guidelines of the Company, including (but not limited to) the Company's business conduct guidelines; (vi) any attempt (directly or indirectly) to induce any employee of the Company to be employed or perform services elsewhere or any attempt (directly or indirectly) to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (vii) the Optionee's being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or (viii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company.

         (b) Upon exercise, payment or delivery pursuant to an Option, the Optionee shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event an Optionee fails to comply with the provisions of paragraphs (a)(i)-(viii) of this
Section 13 prior to, or during the six months after, any exercise, payment or delivery pursuant to an award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Optionee shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Optionee by the Company.

         (c) The Committee, in its sole discretion, may grant to an Optionee, in exchange for the surrender and cancellation of an Option previously granted to the Optionee, a new Option in the same or different form and containing such terms, including without limitation a price that is higher or lower than any price provided in the award so surrendered or cancelled.

14.      Amendment and Termination of the Plan
         -------------------------------------

         (a) Amendment. The Committee may amend or terminate the Plan at any time; provided, however, that the Committee shall not increase the aggregate number of shares of Company Stock that may be issued or transferred under the Plan or upon which awards under the Plan may be granted, or otherwise materially amend the Plan, without stockholder approval if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements.

         (b) Termination of Plan. No Incentive Stock Option may be granted more than ten years from the Plan's effective date. The Plan may be terminated by the Committee at any time.

         (c) Termination and Amendment of Outstanding Options. A termination or amendment of the Plan that occurs after an Option is made shall not materially impair the rights of an Optionee unless the Optionee consents or unless the Committee acts under Section 20(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Option. Whether or not the Plan has terminated, an outstanding Option may be terminated or amended under Section 20(b) or may be amended by agreement of the Company and the Optionee consistent with the Plan.

         (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

15.      Funding of the Plan
         -------------------

         This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Options under this Plan. In no event shall interest be paid or accrued on any Option, including unpaid installments of Options.

16.      Rights of Participants
         ----------------------

         Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted an Option under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

17.      No Fractional Shares
         --------------------

         No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

18.      Headings
         --------

         Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

19. Effective Date of the Plan. Subject to approval by the Company's stockholders, the Plan shall be effective as of May 4, 2001.

20.      Miscellaneous
         -------------

         (a) Options in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to grant Options under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Options to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may grant an Option to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or stock awards grant made by such corporation. The terms and conditions of the substitute Options may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

         (b) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Options shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. The Committee may revoke any Option if it is contrary to law or modify an Option to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Optionees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

         (c) Governing Law. The validity, construction, interpretation and effect of the Plan and Option Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of State of Delaware, without giving effect to the conflict of laws provisions thereof.

                        GENEREX BIOTECHNOLOGY CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                NOVEMBER 4, 2003


         The undersigned stockholder of Generex Biotechnology Corporation ("Generex") hereby appoints Anna E. Gluskin and Rose C. Perri, and each of them with full power of substitution, the true and lawful attorneys, agents and proxy holders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common Stock of Generex held of record by the undersigned on October 10, 2003, at the special meeting of stockholders of Generex to be held on November 4, 2003 (the "Special Meeting") at 10:00 a.m. at St. Lawrence Hall, 157 King Street East, Toronto, Ontario, and any adjournments or postponements thereof.

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED.
    IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED FOR THE PROPOSALS.

    THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF
                  STOCKHOLDERS RELATING TO THE SPECIAL MEETING.


Item 1. To ratify the amendment to Generex's Restated Articles of Incorporation increasing the number of authorized shares of common stock to 150,000,000.

           FOR                   AGAINST                 ABSTAIN


Item 2. To approve the potential issuance and sale of equity securities below market price in excess of shares permitted to be issued without shareholder approval NASDAQ Marketplace Rules 4350(i)(1)(C) and (D).

           FOR                   AGAINST                 ABSTAIN


Item 3. To the amendment to the Generex Biotechnology Corporation 2001 Stock Option Plan to increase the number of shares of common stock issuable upon exercise of options granted under the Plan to 8,000,000.

           FOR                   AGAINST                 ABSTAIN


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please indicate the full corporate name and have an authorized officer sign, stating title. If a partnership, please sign in partnership name by an authorized person.

                                    ________________________________
                                    Signature:

                                    ________________________________
                                    Signature:

                                    ________________________________
                                    Date:

                                    ________________________________


                PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE.